UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2019

NATIONAL COMMERCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36878	20-8627710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

600 Luckie Drive, Suite 350

Birmingham, Alabama 35223

(Address of principal executive offices)

Registrant’s telephone number, including area code: (205) 313-8100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01.     Other Events.

As previously disclosed, on August 1, 2018, National Commerce Corporation (the “Company”) completed its acquisition of Landmark Bancshares, Inc., a Georgia corporation (“Landmark”), through the merger of Landmark with and into the Company (the “Landmark Merger”). On August 1, 2018, the Company filed a Current Report on Form 8-K to report the completion of the Landmark Merger. The purpose of this Current Report on Form 8-K is to file the updated financial information related to the Landmark Merger set forth in Item 9.01 below.

Filed with this Current Report on Form 8-K as Exhibit 99.1 are the audited consolidated financial statements of Landmark for the periods described in Item 9.01(a) below, the notes related thereto and the related Independent Auditor’s Report.  Filed with this Current Report on Form 8-K as Exhibit 99.2 are the unaudited condensed consolidated financial statements of Landmark as of and for the six months ended June 30, 2018 and the notes related thereto. Filed with this Current Report on Form 8-K as Exhibit 99.3 is the pro forma financial information described in Item 9.01(b) below.

Item 9.01.     Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired

The historical audited consolidated financial statements of Landmark as of and for the years ended December 31, 2017 and 2016 are filed herewith as Exhibit 99.1 and incorporated herein by reference. The historical unaudited condensed consolidated financial statements of Landmark as of and for the six months ended June 30, 2018 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b)     Pro Forma Financial Information

An unaudited pro forma condensed consolidated balance sheet as of June 30, 2018 and unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2018 and the year ended December 31, 2017, giving effect to the Landmark Merger, are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d)     Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Porter Keadle Moore, LLC
99.1	Historical audited consolidated financial statements of Landmark as of and for the years ended December 31, 2017 and 2016
99.2	Historical unaudited condensed consolidated financial statements of Landmark as of and for the six months ended June 30, 2018
99.3

Unaudited pro forma condensed consolidated balance sheet as of June 30, 2018 and unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2018 and the year ended December 31, 2017, giving effect to the Landmark Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NATIONAL COMMERCE CORPORATION

January 7, 2019	/s/ William E. Matthews, V
William E. Matthews, V President and Chief Financial Officer